Weyerhaeuser Company	Exhibit 99.2

Q3.2026 Analyst Package

Preliminary results (unaudited)

Consolidated Statement of Operations

	Q1	Q2	Q3		Year-to-Date
in millions	Mar 31, 2026	Jun 30, 2026	Sept 30, 2026	Sept 30, 2025	Sept 30, 2026	Sept 30, 2025
Net sales	$1,727	$1,867	$1,862	$1,717	$5,456	$5,364
Costs of sales	1,409	1,556	1,605	1,513	4,570	4,500
Gross margin	318	311	257	204	886	864
Selling expenses	23	24	26	23	73	69
General and administrative expenses	119	115	115	107	349	340
Gain on sale of timberlands	(58)	(71)	—	—	(129)	—
Other operating (income) costs, net	(13)	20	16	(49)	23	(25)
Operating income	247	223	100	123	570	480
Non-operating pension and other post-employment benefit costs	(14)	(14)	(15)	(19)	(43)	(57)
Interest income and other	4	4	3	6	11	17
Interest expense, net of capitalized interest	(66)	(66)	(63)	(71)	(195)	(203)
Earnings before income taxes	171	147	25	39	343	237
Income taxes	(15)	15	36	41	36	13
Net earnings	$156	$162	$61	$80	$379	$250

Per Share Information

	Q1	Q2	Q3		Year-to-Date
	Mar 31, 2026	Jun 30, 2026	Sept 30, 2026	Sept 30, 2025	Sept 30, 2026	Sept 30, 2025
Earnings per share, basic and diluted	$0.22	$0.23	$0.08	$0.11	$0.53	$0.35
Dividends paid per common share	$0.21	$0.21	$0.21	$0.21	$0.63	$0.63
Weighted average shares outstanding (in thousands):
Basic	721,290	721,421	720,982	721,598	721,230	723,791
Diluted	721,671	721,901	721,464	722,012	721,678	724,151
Common shares outstanding at end of period (in thousands)	721,043	720,692	720,342	720,861	720,342	720,861

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization (Adjusted EBITDA)

	Q1	Q2	Q3		Year-to-Date
in millions	Mar 31, 2026	Jun 30, 2026	Sept 30, 2026	Sept 30, 2025	Sept 30, 2026	Sept 30, 2025
Net earnings	$156	$162	$61	$80	$379	$250
Non-operating pension and other post-employment benefit costs	14	14	15	19	43	57
Interest income and other	(4)	(4)	(3)	(6)	(11)	(17)
Interest expense, net of capitalized interest	66	66	63	71	195	203
Income taxes	15	(15)	(36)	(41)	(36)	(13)
Operating income	247	223	100	123	570	480
Depreciation, depletion and amortization	124	127	132	130	383	380
Basis of acres sold	23	31	16	19	70	76
Special items included in operating income	(86)	(71)	—	(55)	(157)	(55)
Adjusted EBITDA(1)	$308	$310	$248	$217	$866	$881

(1) Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income adjusted for depreciation, depletion, amortization, basis of Strategic Land Solutions acres sold and special items. Our definition of Adjusted EBITDA may be different from similarly titled measures reported by other companies. Adjusted EBITDA should not be considered in isolation from, and is not intended to represent an alternative to, our GAAP results.

Weyerhaeuser Company	Total Company Statistics

Q3.2026 Analyst Package

Preliminary results (unaudited)

Special Items Included in Net Earnings (Income Tax Affected)

	Q1	Q2	Q3		Year-to-Date
in millions	Mar 31, 2026	Jun 30, 2026	Sept 30, 2026	Sept 30, 2025	Sept 30, 2026	Sept 30, 2025
Net earnings	$156	$162	$61	$80	$379	$250
Gain on lumber mill sale	—	—	—	(21)	—	(21)
Gain on sale of timberlands	(58)	(71)	—	—	(129)	—
Insurance recovery	—	—	—	(19)	—	(19)
Product remediation insurance recovery	(21)	—	—	—	(21)	—
Net earnings before special items(1)	$77	$91	$61	$40	$229	$210

	Q1	Q2	Q3		Year-to-Date
	Mar 31, 2026	Jun 30, 2026	Sept 30, 2026	Sept 30, 2025	Sept 30, 2026	Sept 30, 2025
Net earnings per diluted share	$0.22	$0.23	$0.08	$0.11	$0.53	$0.35
Gain on lumber mill sale	—	—	—	(0.03)	—	(0.03)
Gain on sale of timberlands	(0.08)	(0.10)	—	—	(0.18)	—
Insurance recovery	—	—	—	(0.02)	—	(0.03)
Product remediation insurance recovery	(0.03)	—	—	—	(0.03)	—
Net earnings per diluted share before special items(1)	$0.11	$0.13	$0.08	$0.06	$0.32	$0.29

(1) Net earnings before special items is a non-GAAP measure that management believes provides helpful context in understanding the company’s earnings performance. Net earnings before special items should not be considered in isolation from, and is not intended to represent an alternative to, our GAAP results.

Selected Total Company Items

	Q1	Q2	Q3		Year-to-Date
in millions	Mar 31, 2026	Jun 30, 2026	Sept 30, 2026	Sept 30, 2025	Sept 30, 2026	Sept 30, 2025
Pension and post-employment costs:
Pension and post-employment service costs	$4	$5	$4	$5	$13	$14
Non-operating pension and other post-employment benefit costs	14	14	15	19	43	57
Total company pension and post-employment costs	$18	$19	$19	$24	$56	$71

Weyerhaeuser Company

Q3.2026 Analyst Package

Preliminary results (unaudited)

Condensed Consolidated Balance Sheet

in millions	Mar 31, 2026	Jun 30, 2026	Sept 30, 2026	Dec 31, 2025
ASSETS
Current assets:
Cash and cash equivalents	$299	$527	$349	$464
Receivables, net	396	373	383	303
Receivables for taxes	8	5	6	10
Inventories	659	604	592	593
Assets held for sale	—	—	—	128
Prepaid expenses and other current assets	141	127	131	154
Total current assets	1,503	1,636	1,461	1,652
Property and equipment, net	2,376	2,405	2,427	2,420
Construction in progress	397	423	466	337
Timber and timberlands at cost, less depletion	11,475	11,384	11,337	11,533
Minerals and mineral rights, less depletion	176	173	170	177
Deferred tax assets	91	113	144	97
Other assets	383	379	375	397
Total assets	$16,401	$16,513	$16,380	$16,613

LIABILITIES AND EQUITY
Current liabilities:
Current maturities of long-term debt	$372	$122	$—	$522
Accounts payable	284	311	310	278
Accrued liabilities	404	468	494	478
Total current liabilities	1,060	901	804	1,278
Long-term debt, net	5,052	5,303	5,354	5,050
Deferred tax liabilities	15	15	16	18
Deferred pension and other post-employment benefits	484	486	488	485
Other liabilities	351	352	336	356
Total liabilities	6,962	7,057	6,998	7,187
Total equity	9,439	9,456	9,382	9,426
Total liabilities and equity	$16,401	$16,513	$16,380	$16,613

Weyerhaeuser Company

Q3.2026 Analyst Package

Preliminary results (unaudited)

Consolidated Statement of Cash Flows

	Q1	Q2	Q3		Year-to-Date
in millions	Mar 31, 2026	Jun 30, 2026	Sept 30, 2026	Sept 30, 2025	Sept 30, 2026	Sept 30, 2025
Cash flows from operations:
Net earnings	$156	$162	$61	$80	$379	$250
Noncash charges (credits) to earnings:
Depreciation, depletion and amortization	124	127	132	130	383	380
Basis of acres sold	23	31	16	19	70	76
Deferred income taxes, net	1	(26)	(35)	(65)	(60)	(61)
Pension and other post-employment benefits	18	19	19	24	56	71
Share-based compensation expense	13	10	10	9	33	32
Gain on lumber mill sale	—	—	—	(29)	—	(29)
Gain on sale of timberlands	(58)	(71)	—	—	(129)	—
Other	1	—	1	3	2	3
Change in:
Receivables, net	(94)	11	(9)	29	(92)	(37)
Receivables and payables for taxes	1	13	(11)	4	3	(12)
Inventories	(68)	54	11	17	(3)	4
Prepaid expenses and other current assets	2	2	(6)	(8)	(2)	9
Accounts payable and accrued liabilities	(66)	83	28	2	45	41
Pension and post-employment benefit contributions and payments	(5)	(4)	(5)	(7)	(14)	(13)
Other	4	(12)	(19)	2	(27)	(38)
Net cash from operations	$52	$399	$193	$210	$644	$676
Cash flows from investing activities:
Capital expenditures for property and equipment(1)	$(89)	$(131)	$(130)	$(118)	$(350)	$(288)
Capital expenditures for timberlands reforestation	(23)	(8)	(7)	(7)	(38)	(37)
Acquisitions of timberlands	—	(3)	—	(461)	(3)	(466)
Proceeds from lumber mill sale	—	22	—	61	22	61
Proceeds from sale of timberlands	192	114	—	—	306	—
Other	1	(1)	(1)	4	(1)	1
Net cash from investing activities	$81	$(7)	$(138)	$(521)	$(64)	$(729)
Cash flows from financing activities:
Cash dividends on common shares	$(151)	$(152)	$(151)	$(150)	$(454)	$(454)
Net proceeds from issuance of long-term debt	—	—	—	799	—	1,098
Net proceeds from issuance of commercial paper	—	331	50	—	381	—
Payments on long-term debt	(150)	(250)	(122)	(502)	(522)	(712)
Payments on commercial paper	—	(81)	—	—	(81)	—
Repurchases of common shares	(10)	(10)	(10)	(25)	(30)	(150)
Other	(4)	(2)	—	(2)	(6)	(12)
Net cash from financing activities	$(315)	$(164)	$(233)	$120	$(712)	$(230)

Net change in cash, cash equivalents and restricted cash	$(182)	$228	$(178)	$(191)	$(132)	$(283)
Cash, cash equivalents and restricted cash at beginning of period	481	299	527	592	481	684
Cash, cash equivalents and restricted cash at end of period	$299	$527	$349	$401	$349	$401

Cash paid during the period for:
Interest, net of amounts capitalized	$60	$73	$62	$69	$195	$201
Income taxes, net of refunds	$13	$—	$8	$21	$21	$61

(1) Includes capital expenditures related to the construction of our Monticello engineered wood products facility of $32 million and $70 million in third quarter 2025 and year-to-date 2025, respectively, and $30 million, $63 million, $54 million and $147 million in first quarter 2026, second quarter 2026, third quarter 2026, and year-to-date 2026, respectively. These amounts are excluded for purposes of calculating Adjusted Funds Available for Distribution.

Weyerhaeuser Company	Timberlands Segment

Q3.2026 Analyst Package

Preliminary results (unaudited)

Segment Statement of Operations

in millions	Q1.2026	Q2.2026	Q3.2026	Q3.2025	YTD.2026	YTD.2025
Sales to unaffiliated customers	$356	$367	$378	$386	$1,101	$1,141
Intersegment sales	136	151	153	150	440	458
Total net sales	492	518	531	536	1,541	1,599
Costs of sales	409	434	438	429	1,281	1,254
Gross margin	83	84	93	107	260	345
Selling expenses	—	1	—	—	1	1
General and administrative expenses	25	24	25	25	74	73
Gain on sale of timberlands	(58)	(71)	—	—	(129)	—
Other operating costs, net	1	—	1	2	2	1
Operating income and Net contribution to earnings	$115	$130	$67	$80	$312	$270

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(1)

in millions	Q1.2026	Q2.2026	Q3.2026	Q3.2025	YTD.2026	YTD.2025
Operating income	$115	$130	$67	$80	$312	$270
Depreciation, depletion and amortization	63	64	66	68	193	197
Special items	(58)	(71)	—	—	(129)	—
Adjusted EBITDA(1)	$120	$123	$133	$148	$376	$467

(1) See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Segment Special Items Included In Net Contribution to Earnings (Pretax)

in millions	Q1.2026	Q2.2026	Q3.2026	Q3.2025	YTD.2026	YTD.2025
Gain on sale of timberlands	$(58)	$(71)	$—	$—	$(129)	$—

Selected Segment Items

in millions	Q1.2026	Q2.2026	Q3.2026	Q3.2025	YTD.2026	YTD.2025
Total (increase) decrease in working capital(2)	$(18)	$85	$(56)	$(22)	$11	$13
Cash spent for capital expenditures(3)	$(43)	$(24)	$(24)	$(37)	$(91)	$(82)

(2) Represents the change in prepaid assets, accounts receivable, accounts payable, accrued liabilities and log inventory for the Timberlands and Strategic Land Solutions segments combined.

(3) Does not include cash spent for the acquisition of timberlands.

Segment Statistics(4)

		Q1.2026	Q2.2026	Q3.2026	Q3.2025	YTD.2026	YTD.2025
Third Party	Delivered logs:
Net Sales	West	$144	$171	$160	$169	$475	$507
(millions)	South	148	145	163	154	456	460
	North	14	9	13	13	36	35
	Total delivered logs	306	325	336	336	967	1,002
	Stumpage and pay-as-cut timber	10	11	15	22	36	45
	Recreational and other lease revenue	20	20	21	21	61	59
	Other revenue	20	11	6	7	37	35
	Total	$356	$367	$378	$386	$1,101	$1,141
Delivered Logs	West	$106.76	$115.27	$118.52	$110.68	$113.57	$115.52
Third Party Sales	South	$37.26	$38.20	$37.67	$36.65	$37.70	$37.15
Realizations (per ton)	North	$70.65	$78.31	$74.35	$72.75	$73.69	$72.56
Delivered Logs	West	1,347	1,487	1,345	1,529	4,179	4,387
Third Party Sales	South	3,968	3,812	4,324	4,217	12,104	12,397
Volumes (tons, thousands)	North	205	108	180	183	493	480
Fee Harvest Volumes	West	2,178	2,245	2,249	2,394	6,672	6,861
(tons, thousands)	South	5,915	5,955	6,428	6,431	18,298	18,784
	North	278	178	243	262	699	714

(4) Western logs are primarily transacted in MBF but are converted to ton equivalents for external reporting purposes.

Weyerhaeuser Company	Strategic Land Solutions Segment

Q3.2026 Analyst Package

Preliminary results (unaudited)

Segment Statement of Operations

in millions	Q1.2026	Q2.2026	Q3.2026	Q3.2025	YTD.2026	YTD.2025
Net sales	$207	$140	$99	$103	$446	$351
Costs of sales	32	38	26	28	96	104
Gross margin	175	102	73	75	350	247
General and administrative expenses	6	8	6	7	20	20
Other operating income, net	—	—	—	(1)	—	(4)
Operating income and Net contribution to earnings	$169	$94	$67	$69	$330	$231

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(1)

in millions	Q1.2026	Q2.2026	Q3.2026	Q3.2025	YTD.2026	YTD.2025
Operating income	$169	$94	$67	$69	$330	$231
Depreciation, depletion and amortization	1	4	3	3	8	9
Basis of acres sold	23	31	16	19	70	76
Adjusted EBITDA(1)	$193	$129	$86	$91	$408	$316

(1) See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Segment Statistics(2)

		Q1.2026	Q2.2026	Q3.2026	Q3.2025	YTD.2026	YTD.2025
Net Sales	Real Estate	$69	$91	$51	$62	$211	$196
(millions)	Natural Resources	27	34	27	30	88	75
	Climate Solutions	111	15	21	11	147	80
	Total	$207	$140	$99	$103	$446	$351
Acres Sold	Real Estate	17,141	21,168	12,827	11,982	51,136	45,623
Price per Acre	Real Estate	$4,015	$4,319	$3,945	$5,128	$4,123	$4,272
Basis as a Percent of Strategic Land Solutions Net Sales	Strategic Land Solutions	11%	22%	16%	18%	16%	22%

(2) Effective first quarter 2026, the segment previously called Real Estate, Energy & Natural Resources has been renamed Strategic Land Solutions. Reportable business lines included within the segment have been updated from Real Estate and Energy & Natural Resources to Real Estate, Natural Resources and Climate Solutions. Segment statistics for third quarter and year-to-date 2025 have been adjusted to present comparative data, with all changes attributable to the disaggregation of the Climate Solutions business.

Weyerhaeuser Company	Wood Products Segment

Q3.2026 Analyst Package

Preliminary results (unaudited)

Segment Statement of Operations

in millions	Q1.2026	Q2.2026	Q3.2026	Q3.2025	YTD.2026	YTD.2025
Net sales	$1,164	$1,360	$1,385	$1,228	$3,909	$3,872
Costs of sales	1,087	1,223	1,283	1,218	3,593	3,575
Gross margin	77	137	102	10	316	297
Selling expenses	22	23	25	23	70	67
General and administrative expenses	39	37	40	39	116	118
Other operating (income) costs, net	(26)	6	4	(33)	(16)	(21)
Operating income (loss)	42	71	33	(19)	146	133
Interest income and other	—	—	(1)	—	(1)	—
Net contribution (charge) to earnings	$42	$71	$32	$(19)	$145	$133

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(1)

in millions	Q1.2026	Q2.2026	Q3.2026	Q3.2025	YTD.2026	YTD.2025
Operating income (loss)	$42	$71	$33	$(19)	$146	$133
Depreciation, depletion and amortization	57	58	58	56	173	166
Special items	(28)	—	—	(29)	(28)	(29)
Adjusted EBITDA(1)	$71	$129	$91	$8	$291	$270

(1) See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Segment Special Items Included in Net Contribution to Earnings (Pretax)

in millions	Q1.2026	Q2.2026	Q3.2026	Q3.2025	YTD.2026	YTD.2025
Gain on lumber mill sale	$—	$—	$—	$(29)	$—	$(29)
Product remediation insurance recovery	$(28)	$—	$—	$—	$(28)	$—

Selected Segment Items

in millions	Q1.2026	Q2.2026	Q3.2026	Q3.2025	YTD.2026	YTD.2025
Total (increase) decrease in working capital(2)	$(203)	$86	$63	$116	$(54)	$8
Cash spent for capital expenditures(3)	$(69)	$(115)	$(113)	$(88)	$(297)	$(243)

(2) Represents the change in prepaid assets, accounts receivable, accounts payable, accrued liabilities and inventory for the Wood Products segment.

(3) Includes capital expenditures related to the construction of our Monticello engineered wood products facility of $32 million and $70 million in third quarter 2025 and year-to-date 2025, respectively, and $30 million, $63 million, $54 million and $147 million in first quarter 2026, second quarter 2026, third quarter 2026, and year-to-date 2026, respectively. These amounts are excluded for purposes of calculating Adjusted Funds Available for Distribution.

Segment Statistics(4)

in millions, except for third party sales realizations		Q1.2026	Q2.2026	Q3.2026	Q3.2025	YTD.2026	YTD.2025
Structural Lumber	Third party net sales	$478	$591	$629	$509	$1,698	$1,617
(volumes presented	Third party sales realizations	$443	$508	$510	$405	$488	$440
in board feet)	Third party sales volumes	1,081	1,163	1,233	1,259	3,477	3,674
	Production volumes	1,100	1,136	1,166	1,167	3,402	3,538
Oriented Strand	Third party net sales	$167	$180	$172	$167	$519	$600
Board	Third party sales realizations	$236	$242	$237	$231	$238	$276
(volumes presented	Third party sales volumes	707	743	726	727	2,176	2,177
in square feet 3/8")	Production volumes	742	745	735	750	2,222	2,230
Engineered Solid	Third party net sales	$155	$181	$171	$162	$507	$492
Section	Third party sales realizations	$2,790	$2,906	$2,833	$2,932	$2,845	$2,956
(volumes presented	Third party sales volumes	5.6	6.2	6.0	5.5	17.8	16.6
in cubic feet)	Production volumes	5.7	5.9	5.8	5.1	17.4	16.8
Engineered	Third party net sales	$72	$89	$91	$85	$252	$268
I-joists	Third party sales realizations	$2,307	$2,343	$2,322	$2,421	$2,325	$2,444
(volumes presented	Third party sales volumes	31	38	40	35	109	110
in lineal feet)	Production volumes	35	31	35	36	101	111
Softwood Plywood	Third party net sales	$38	$47	$51	$38	$136	$119
(volumes presented	Third party sales realizations	$442	$486	$527	$417	$486	$440
in square feet 3/8")	Third party sales volumes	86	97	96	91	279	271
	Production volumes	77	85	85	82	247	244
Medium Density	Third party net sales	$31	$31	$37	$39	$99	$107
Fiberboard	Third party sales realizations	$1,172	$1,148	$1,147	$1,157	$1,155	$1,171
(volumes presented	Third party sales volumes	26	27	33	33	86	91
in square feet 3/4")	Production volumes	28	25	33	35	86	94

(4) Third party net sales, third party sales realizations and third party sales volumes include sales of internally produced products and products purchased for resale primarily through our distribution business. Sales realizations include selling price plus freight, minus normal sales deductions.

Weyerhaeuser Company	Unallocated Items

Q3.2026 Analyst Package

Preliminary results (unaudited)

Unallocated items are gains or charges not related to, or allocated to, an individual operating segment. They include all or a portion of items such as share-based compensation, pension and post-employment costs, elimination of intersegment profit in inventory and LIFO, foreign exchange transaction gains and losses and interest income and other.

Net Charge to Earnings

in millions	Q1.2026	Q2.2026	Q3.2026	Q3.2025	YTD.2026	YTD.2025
Unallocated corporate function and variable compensation expense	$(44)	$(42)	$(46)	$(37)	$(132)	$(120)
Liability classified share-based compensation	—	—	1	1	1	1
Foreign exchange (loss) gain	(1)	1	(1)	—	(1)	2
Elimination of intersegment profit in inventory and LIFO	(11)	(12)	(6)	15	(29)	(7)
Other, net	(23)	(19)	(15)	14	(57)	(30)
Operating loss	(79)	(72)	(67)	(7)	(218)	(154)
Non-operating pension and other post-employment benefit costs	(14)	(14)	(15)	(19)	(43)	(57)
Interest income and other	4	4	4	6	12	17
Net charge to earnings	$(89)	$(82)	$(78)	$(20)	$(249)	$(194)

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(1)

in millions	Q1.2026	Q2.2026	Q3.2026	Q3.2025	YTD.2026	YTD.2025
Operating loss	$(79)	$(72)	$(67)	$(7)	$(218)	$(154)
Depreciation, depletion and amortization	3	1	5	3	9	8
Special items	—	—	—	(26)	—	(26)
Adjusted EBITDA(1)	$(76)	$(71)	$(62)	$(30)	$(209)	$(172)

(1) See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Unallocated Special Items Included in Operating Loss and Net Charge to Earnings (Pretax)

in millions	Q1.2026	Q2.2026	Q3.2026	Q3.2025	YTD.2026	YTD.2025
Insurance recovery	$—	$—	$—	$(26)	$—	$(26)